Exhibit 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS
SAN FRANCISCO, CALIFORNIA

)
)
In the Matter of	)
	)	STIPULATION TO THE ISSUANCE
PLUMAS BANK	)	OF A CONSENT ORDER
QUINCY, CALIFORNIA	)
	)	FDIC-11-035b
(INSURED STATE NONMEMBER BANK))
)
)

Subject to the acceptance of this Stipulation to the Issuance of a Consent Order (“Stipulation”) by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“CDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the CDFI, and Plumas Bank, Quincy, California (“Bank”), as follows:
1. The Bank has been advised of its right to receive a Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(l) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(l), and Section 298 of the California Financial Code (“CFC”), and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of a Consent Order (“Order”) by the FDIC and the CDFI. The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and the CFC, and that said Order shall become effective upon its issuance by the FDIC and the CDFI, and fully enforceable by the FDIC and the CDFI pursuant to the provisions of the Act and the CFC.
3. In the event the FDIC and the CDFI accept the Stipulation and issue the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in State Superior Court will be taken by the CDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.
4.	The Bank hereby waives:
(a)	The receipt of a Notice;

(b)	All defenses in this proceeding;

(c)	A public hearing for the purpose of taking evidence on such alleged charges;

(d)	The filing of Actual or Proposed Findings of Fact and Conclusions of Law;

(e)	A recommended decision of an Administrative Law Judge;

(f)	Exceptions and briefs with respect to such recommended decision; and

(g)	The right to appeal.

Dated:	March 16, 2011

FEDERAL DEPOSIT INSURANCE		CALIFORNIA DEPARTMENT OF
CORPORATION, LEGAL DIVISION		FINANCIAL INSTITUTIONS
BY:		BY:
/s/ Lorraine Y. Sumulong		/s/ Diana Nishiura
for Sherry A. Betancourt		Diana Nishiura
Honors Attorney		Senior Counsel
PLUMAS BANK
QUINCY, CALIFORNIA
BY:

/s/ Alvin G. Blickenstaff Alvin G. Blickenstaff	/s/ Arthur Grohs Arthur Grohs

/s/ William E. Elliott William E. Elliott	/s/ Robert J. McClintock Robert J. McClintock

/s/ Gerald W. Fletcher Gerald W. Fletcher	/s/ Terrance J. Reeson Terrance J. Reeson

/s/ John Flournoy	/s/ Daniel E. West
John Flournoy	Daniel E. West
Comprising the Board of Directors of
Plumas Bank
Quincy, California